                                PRELIMINARY DRAFT
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by registrant                         [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

 [X]   Preliminary proxy statement          [ ]   Confidential for use of the
                                                    Commission only (as
 [ ]   Definitive proxy statement                   permitted by Rule 14a-6(e)
                                                    (2)).
 [ ]   Definitive additional materials

 [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                Merchants and Manufacturers Bancorporation, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specific in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 5, 1999

To:      The Shareholders of Merchants & Manufacturers Bancorporation, Inc.

You are cordially invited to attend the Annual Meeting of Shareholders of Merchants & Manufacturers Bancorporation; Inc. scheduled for 4:00 P.M. on Tuesday, May 25, 1999, at Alverno College, Milwaukee, Wisconsin. The meeting will take place in Wehr Hall, #1 indicated on the enclosed map. Enter parking lot A at the southwest corner of the Alverno campus from Morgan Avenue.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

We have previously informed you that Merchants and Pyramid Bancorp. (the holding company for Grafton State Bank) have signed an agreement whereby Pyramid will be merged into Merchants and Grafton State Bank will become a subsidiary of Merchants. You will be asked to vote on the merger at a special meeting to be called after required regulatory filings have been completed and after you have received proxy materials explaining the merger in detail. For that reason, we will not be able to discuss the merger at the Annual Meeting on May 25, 1999.

Your Board of Directors and management look forward to greeting you and discussing the condition of your corporation with you.

Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. If you do attend the meeting, you may revoke your proxy and vote in person if you prefer. The Board of Directors joins me in hoping that you will attend.

Sincerely yours,


By:   /s/ Michael J. Murry
   --------------------------------
Michael J. Murry,
Chairman of the Board of Directors

Enclosure

                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 25, 1999

TO THE SHAREHOLDERS OF MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.:

The Annual Meeting of Shareholders of Merchants and Manufacturers
Bancorporation, Inc. ("Merchants"), will be held at Alverno College, 3401 South 39th Street, Milwaukee, Wisconsin, on Tuesday, May 25, 1999, at 4:00 p.m., for the purpose of considering and voting on:

1. To elect six Directors to serve until the annual meeting in the year 2002 as Class I Directors. Management's nominees are named in the accompanying Proxy Statement.

2. To consider and vote on a proposal to amend Article IV of Merchants' Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 3,000,000 to 6,000,000.

3. Such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed April 19, 1999, as the record date for determining the shareholders of Merchants and Manufacturers Bancorporation, Inc., entitled to notice of and to vote at the meeting, and only holders of Common Stock of Merchants and Manufacturers Bancorporation, Inc. of record at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments.

THE BOARD OF DIRECTORS OF MERCHANTS AND MANUFACTURERS BANCORPORATION, INC. RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE SIX PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND NAMED IN THE PROXY STATEMENT, AND FOR THE ADOPTION OF PROPOSAL 2 AS DISCUSSED IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER YOUR HOLDINGS ARE LARGE OR SMALL. IF YOU DO ATTEND THE MEETING, OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.



Milwaukee, Wisconsin        By Order of the Board of Directors of
May 5, 1999                 Merchants and Manufacturers Bancorporation, Inc.




                            By:   /s/ Michael J. Murry
                               --------------------------------
                            Michael J. Murry, Chairman of the Board of Directors

                 MERCHANTS & MANUFACTURERS BANCORPORATION, INC.
                           14100 WEST NATIONAL AVENUE
                           NEW BERLIN, WISCONSIN 53151

                                 PROXY STATEMENT
                          ANNUAL MEETING - MAY 25, 1999

                       VOTING OF PROXIES AND REVOCABILITY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Merchants & Manufacturers Bancorporation, Inc., hereinafter called "Merchants," to be voted at the Annual Meeting of Shareholders to be held on Tuesday, May 25, 1999, at 4:00 P.M., at Alverno College, 3401 South 39th Street, Milwaukee, Wisconsin, and at any adjournment(s) thereof (the "Annual Meeting").

The expense of printing and mailing proxy material, including forwarding expense to beneficial owners of stock held in the name of another, will be borne by Merchants. No solicitation of proxies other than by mail is contemplated, except that officers or employees of Merchants or its subsidiaries may solicit the return of proxies from certain shareholders by telephone. The Proxy Statement and the accompanying Proxy are being sent to Merchants' shareholders commencing on or about May 5, 1999.

Shares owned through participation in Merchants' Dividend Reinvestment Plan will be included on the Proxy you receive and will be voted in accordance with your instructions in the same manner as shares registered in your own name. Arrangements will be made with brokerage houses, custodians, nominees, and other fiduciaries to send proxy material to their principals.

The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding on the record date is required for a quorum, with respect to the matters on which action is to be taken at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Shares as to which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted "FOR" the election of management's nominees as directors and FOR adoption of Proposal 2 as described below. If additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment in such matters.

Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary of Merchants a written revocation or a duly executed proxy bearing a later date. Shareholders who are present at the Annual Meeting may revoke their proxy and vote in person, if they so desire.

                        RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on April 19, 1999, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities of Merchants entitled to be voted at the Annual Meeting consist of shares of its Common Stock, $1.00 par value ("Common Stock") of which 1,489,754 shares were issued and outstanding at the close of business on the Record Date. Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting.

Each share of Common Stock is entitled to one vote on all matters. The Common Stock carries no cumulative voting rights.

                              SHAREHOLDER PROPOSALS

Any shareholders desirous of including any proposal in Merchants' proxy soliciting material for the next regularly scheduled annual meeting of shareholders of Merchants must submit their proposal, in writing, at Merchants' executive offices not later than January 2, 2000. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

No person is known to Merchants to own beneficially more than 5% of the outstanding shares entitled to vote at the Annual Meeting.

                                  ANNUAL REPORT

The 1998 Annual Report of Merchants, which includes financial statements for the years ended December 31, 1998, 1997 and 1996, has been mailed concurrently with this proxy statement to shareholders as of the Record Date. The Annual Report does not constitute a part of the proxy material.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Board of Directors of Merchants is divided into three classes designated as Class I, II and III, as nearly equal in size as possible, with each class of directors serving staggered three-year terms. The term of office of directors in Class I expires at the Annual Meeting. At the Annual Meeting, shareholders will elect six Class I directors to serve until Merchants' 2002 annual meeting of shareholders and until their successors are elected and qualified. All of the nominees for Class I, directors are currently directors of Merchants. Messrs. Gapinski, Bartels, Krawczyk, Rose, Donaj and Sass were elected at the 1996 annual meeting of shareholders of Merchants to serve until the 1999 Annual Meeting.

The six nominees have consented to serve, if elected, and at the date of this Proxy Statement, Merchants has no reason to believe that any of the named nominees will be unable to serve. Unless otherwise directed, the persons named as proxies intend to vote in favor of the election of the six nominees listed below.

The information presented below as to principal occupation and shares of Common Stock beneficially owned as of April 19, 1999, is based in part on information received from the respective persons and in part on the records of Merchants.

                         NOMINEES FOR CLASS I DIRECTORS
                             (TERM EXPIRING IN 2002)

              NAME, AGE                               PRINCIPAL OCCUPATION AND DIRECTORSHIPS
              ---------                               --------------------------------------
Thomas Gapinski                        Insurance executive, director of Merchants from 1982 to 1986 and
Age:  64                               from 1992 to present, director of Lincoln State Bank from 1977 to present.

J. Michael Bartels                     President  Bartels  Management   Services,   Inc.,   Milwaukee,   WI;
Age:  59                               director of  Merchants  since 1995;  director of Franklin  State Bank from 1982 to present.

John Krawczyk                          Executive  Vice  President and Chief  Operating  Officer of Merchants
Age:  43                               since 1994;  director of Merchants from 1993 to present;  director of
                                       Lincoln Community Bank since 1987.

Gervase Rose                           President  Roman  Electric Co.,  Milwaukee WI,  director of Merchants
Age:  62                               from  1992 to 1993 and from 1994 to  present;  director  of  Franklin
                                       State Bank from 1982 to present.

Robert Donaj                           President  of Achieve  Mortgage  Corporation,  from 1997 to  present;
Age:  55                               Director of Lincoln Community Bank from 1987 to present;  director of
                                       Merchants 1993 to present.

James Sass                             President,  Max A. Sass Funeral Home;  director of Lincoln  Community
Age:  56                               Bank  from  1987 to  present;  director  of  Merchants  from  1993 to present.




                                       DIRECTORS CONTINUING IN OFFICE
                                 CLASS II DIRECTORS (TERM EXPIRING IN 2000)
                                 ------------------------------------------

              NAME, AGE                               PRINCIPAL OCCUPATION AND DIRECTORSHIPS
              ---------                               --------------------------------------
Casimir S. Janiszewski                 President,  Superior Die Set Corporation,  Oak Creek, WI; director of
Age:  46                               Merchants from 1995 to present,  director of Franklin State Bank from
                                       1982 to 1991, director of Lincoln State Bank from 1991 to present.

David Kaczynski                        President, Cardinal Fabricating Corporation,  Milwaukee, WI; director
Age:  59                               of  Lincoln  Community  Bank  from  1994  to  present,   director  of
                                       Merchants from 1994 to present.

Longin Prazynski                       Retired building  inspector,  director of Lincoln Community Bank from
Age:  69                               1962 to present, director of Merchants since 1993.


                                CLASS III DIRECTORS (TERM EXPIRING IN 2001)
                                -------------------------------------------

              NAME, AGE                               PRINCIPAL OCCUPATION AND DIRECTORSHIPS
              ---------                               --------------------------------------
James Bomberg                          President of Merchants from 1994 to present,  Chief Executive Officer
Age:  55                               of  Merchants  since 1998,  director and  president of Lincoln  State
                                       Bank, from 1991 to 1993; director and president of M&M Services, from
                                       1994 to 1996, director of Merchants from 1994 to present.

Michael J. Murry                       Chairman of the Board of  Directors of  Merchants  since 1992;  Chief
Age:  53                               Executive  Officer of  Merchants  from 1982 to 1998 and  director  of
                                       Merchants since 1982, director of Lincoln State Bank since 1983, director of Franklin State Bank, Franklin, Wisconsin, since 1992;
                                       Director of Lincoln Community Bank, since 1994.

Conrad Kaminski                        Executive  officer of  Merchants  since  1998,  President  of Lincoln
Age:  64                               State Bank from 1994 to 1998;  director  of  Lincoln  State Bank from
                                       1992 to present; President of Lincoln Community Bank from 1997 to
                                       1998, director of Lincoln Community Bank since 1997, director of
                                       Merchants from 1991 to present; president of Merchants from 1991 to
                                       1993; executive vice president of Merchants from 1982 to 1991.

Nicholas Logarakis                     President,  General Automotive  Manufacturing Co., Inc. Franklin, WI;
Age:  58                               director  of Lincoln  State Bank from 1977 to  present;  director  of
                                       Merchants from 1982 to present.

Keith Winters                          President,  Keith C. Winters & Assoc. Ltd. Franklin,  WI; director of
Age:  60                               Franklin State Bank from 1982 to present;  director of Merchants from
                                       1989 to present.

Duane Cherek                           Auto dealer,  Cherek  Lincoln-Mercury,  Greenfield,  WI;  director of
Age:  54                               Lincoln  Community  Bank from 1987 to present;  director of Merchants since 1993, director of M&M Services from 1994 to present.

Lincoln State Bank, Milwaukee, Lincoln Community Bank, Milwaukee, Franklin State Bank, Franklin, Achieve Mortgage Corporation, Milwaukee, and M&M Services Corporation, New Berlin are wholly owned subsidiaries of Merchants.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 19, 1999, information concerning beneficial ownership of Common Stock of Merchants for each nominee, continuing director and executive officer.

=============================================================================================================
    TITLE OF            NAME OF BENEFICIAL            AMOUNT OF BENEFICIAL               PERCENT OF
      CLASS                    OWNER                       OWNERSHIP                       CLASS
-------------------------------------------------------------------------------------------------------------
     Common        J. Michael Bartels                        19,987                         1.34
-------------------------------------------------------------------------------------------------------------
     Common        James Bomberg                             22,448                         1.51
-------------------------------------------------------------------------------------------------------------
     Common        Duane Cherek                               8,913                          *
-------------------------------------------------------------------------------------------------------------
     Common        Robert Donaj                               8,250                          *
-------------------------------------------------------------------------------------------------------------
     Common        Thomas Gapinski                            1,946                          *
-------------------------------------------------------------------------------------------------------------
     Common        Casimir S. Janiszewski                     5,647                          *
-------------------------------------------------------------------------------------------------------------
     Common        David Kaczynski                            3,035                          *
-------------------------------------------------------------------------------------------------------------
     Common        Conrad Kaminski                           46,821                         3.14
-------------------------------------------------------------------------------------------------------------
     Common        John Krawczyk                             22,894                         1.54
-------------------------------------------------------------------------------------------------------------
     Common        Nicholas Logarakis                        15,352                         1.00
-------------------------------------------------------------------------------------------------------------
     Common        James Mroczkowski(1)                      10,774                          *
-------------------------------------------------------------------------------------------------------------
     Common        Michael Murry                             20,690                         1.39
-------------------------------------------------------------------------------------------------------------
     Common        Longin Prazynski                           4,124                          *
-------------------------------------------------------------------------------------------------------------
     Common        Gervase Rose                               4,330                          *
-------------------------------------------------------------------------------------------------------------
     Common        James Sass                                10,247                          *
-------------------------------------------------------------------------------------------------------------
     Common        Keith Winters                             18,117                         1.22
-------------------------------------------------------------------------------------------------------------
                   Directors    and    Executive            223,048                        14.97
                   Officers(2)
=============================================================================================================

*  Less than 1%
(1)  Vice President, Chief Financial Officer; not a director of Merchants

(2)  Includes all of the above as a group (16 individuals).

Share ownership includes shares issuable within 60 days upon exercise of incentive stock options owned by certain officers.

All shares reported herein are owned with voting and investment power vested in those persons whose names are provided herein or their spouses. Some shares may be owned in joint tenancy, by a spouse, or in the names of minor children.

BOARD COMMITTEES AND MEETING ATTENDANCE

The Board of Directors held eight meetings during 1998. Each director attended during his/her tenure 75% or more of the total number of meetings of the Board of Directors and its committees of which they were members.

The Board of Directors of Merchants has the following committees:

         EXECUTIVE PERSONNEL COMPENSATION COMMITTEE - See Compensation Committee Report on Executive Compensation.

         Compensation for non-executive officers and employees of Merchants and its subsidiaries is determined by the management and directors of Merchants and the respective subsidiary and reviewed by the PERSONNEL/COMPENSATION COMMITTEE OF MERCHANTS. The Personnel/Compensation Committee consists of directors of Merchants and its subsidiary banks. Its members are Messrs. Logarakis, Sass, Rose, Michael Duginski and Ms. Maria Cameron. The Personnel/Compensation Committee held four meetings during 1998.

         THE STOCK OPTION COMMITTEE is responsible for administering Merchants' 1996 Incentive Stock Option Plan. None of the members of the Stock Option Committee is eligible to participate in the Stock Option Plan. The Stock Option Committee consists of Messrs. Sass, Rose and Logarakis. The Stock Option Committee held one meeting in 1998.

         THE MARKETING/SERVICES COMMITTEE assists management in analyzing market trends for the products of the subsidiary banks and in devising strategies for promoting, advertising and selling the services of the subsidiary banks. The Marketing Committee consists of directors of Merchants and the subsidiary banks. The present members are Messrs. Michael Dunham, John Klose, Cherek and Sass. The Marketing Committee met four times during 1998.

         THE ASSET/LIABILITY MANAGEMENT COMMITTEE monitors the interest rate risk of the interest-earning assets of the subsidiary banks in comparison to their interest-bearing liabilities. The Asset/Liability Management Committee consists of directors of Merchants and its subsidiary banks. Its members are Messrs. Winters, Casimir Janiszewski, Michael Dana, William LaMacchia and Ms. Cameron. The Asset/Liability Management Committee met four times during 1998.

         THE AUDIT/OPERATIONS COMMITTEE reviews budget and auditing matters, internal control procedures and audit and regulatory reports. The Audit/Operations Committee consists of directors of Merchants and its subsidiary banks. Its members are Messrs. Gapinski, Bartels, Gary Krawczyk, Cherek, Francisco Aguilar, Kaczynski, and Sister Mary Jendras. The Audit/Operations Committee met four times during 1998.

         THE COMPLIANCE COMMITTEE oversees the establishment of policies and procedures and adherence to such policies and procedures to ensure compliance by Merchants and its subsidiaries with laws, rules and regulations applicable to banks and bank holding companies. The Compliance Committee consists of directors of Merchants and its subsidiary banks. Its members are Sister Jendras and Messrs. Bartels and Prazynski. The Compliance Committee met four times during 1998.

         THE TECHNOLOGY COMMITTEE was formed in 1998. The purpose of the committee is to establish framework within which Merchants will meet the challenges of the new millennium, by providing quality products and services to its varied constituencies in a cost efficient manner, along with ensuring that the internal technological architecture of Merchants meets industry state of the art standards wherever possible. Its members are Messrs. Bartels, Casimir Janiszewski, Frank Janiszewski and Dunham. The Technology Committee met two times during 1998.

         The Board of Directors does not have a standing Nominating Committee.

                              DIRECTOR COMPENSATION

Directors of Merchants who are not employees of Merchants or any of its subsidiaries are paid a fee of $50 for each Board of Directors meeting and $200 for each committee meeting. Fees are only paid for actual attendance at such meetings.

                        CERTAIN TRANSACTIONS AND REPORTS

Various officers and directors of Merchants and its subsidiaries, members of their families, and the companies or firms with which they are associated were customers of, and had banking transactions, including loans, with one or more of Merchants' subsidiary banks in the ordinary course of each such bank's business during 1998. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of Merchants' subsidiary banks, did not involve more than a normal risk of collectibility or present other unfavorable features.

Keith C. Winters and Associates, LTD, a business interest of director Winters, lease office space from Merchants. The lease terms are substantially the same as those offered to other tenants.

Michael Duginski, director of Lincoln State Bank, and Gary Krawczyk, a director of Franklin State Bank, are principals of the Krawczyk and Duginski, S.C. law firm that performs legal services for Merchants and its subsidiaries. Krawczyk and Duginski lease office space in the Merchants corporate headquarters at terms substantially the same as those offered to other tenants.

Dana Investment Advisors, Inc., a registered investment advisor under the Investment Advisor's Act of 1940, acts as an investment advisor to subsidiaries of Merchants. Michael Dana, President of Dana Investment Advisors, Inc., is a director of Lincoln State Bank. The advisory services are rendered on substantially the same terms and conditions as those prevailing for similar services in the relevant market.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, Merchants' directors and executive officers, as well as certain persons holding more than 10% of Merchants' stock, are required to report their initial ownership of stock and subsequent changes in such ownership to the Securities and Exchange Commission and Merchants (such requirements herein after referred to as "Section 16(a) filing requirements"). Specific time deadlines for the Section 16(a) filing requirements have been established.

To Merchants' knowledge, and based solely upon a review of the copies of such reports furnished to Merchants, with respect to the fiscal year ended December 31, 1998, Merchants directors and executive officers complied with the applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid or accrued for services rendered in all capacities to Merchants and its affiliates for the fiscal years ended December 31, 1998, 1997 and 1996 of the person who was, on December 31, 1998, the Chief Executive Officer of Merchants and of the four highest paid persons whose annual compensation exceeded $100,000 in 1998.

                           SUMMARY COMPENSATION TABLE

=================================================================================================================
                                                                                  Long-TermCompensation
                                       Annual Compensation                                Awards
=================================================================================================================
                                                                               Securities
       Name and                                           Other Annual         Underlying          All Other
  Principal Position     Year     Salary      Bonus       Compensation       Options/SARs(#)      Compensation

-----------------------------------------------------------------------------------------------------------------
James Bomberg           1998     $149,723    $18,000           ---                 ---             $ 6,589 (1)
President and Chief     1997     $117,938    $15,000           ---                 ---             $ 5,206 (1)
Executive Officer of    1996     $ 97,149    $14,335           ---                 ---             $ 4,329 (1)
Merchants
-----------------------------------------------------------------------------------------------------------------
Michael Murry           1998     $125,232    $50,000           ---                 ---             $ 9,356 (2)
Chairman of the Board   1997     $171,766    $80,000           ---                 ---             $12,397 (3)
of Directors of         1996     $204,907    $85,000           ---                 ---             $13,527 (4)
Merchants
-----------------------------------------------------------------------------------------------------------------
Robert Blonski          1998     $119,689    $18,000           ---                 ---             $ 5,508 (1)
President and Chief     1997     $117,182    $15,000           ---                 ---             $ 5,017 (1)
Executive Officer of    1996     $117,432    $14,335           ---                 ---             $ 5,271 (1)
M&M Services
-----------------------------------------------------------------------------------------------------------------
Conrad Kaminski         1998     $132,408    $18,000           ---                 ---             $ 5,906 (1)
President of            1997     $121,217    $15,000           ---                 ---             $ 5,346 (1)
Merchants Milwaukee     1996     $106,884    $14,335           ---                 ---             $ 4,732 (1)
Division
-----------------------------------------------------------------------------------------------------------------
John Krawczyk           1998     $ 95,631    $13,147           ---                 ---             $ 4,266 (1)
Executive Vice          1997     $ 87,405    $11,939           ---                 ---             $ 3,974 (1)
President and Chief     1996     $ 81,087    $10,823           ---                 ---             $ 3,676 (1)
Operations Officer of
Merchants
=================================================================================================================

         (1) Contributions to the Corporation's Defined Contribution 401(k) Plan

         (2) Contributions to the Corporation's Defined Contribution 401(k) Plan of $6,800 and life insurance policy premium of $2,556.

         (3) Contributions to the Corporation's Defined Contribution 401(k) Plan of $9,938 and life insurance policy premium of $2,459.

         (4) Contributions to the Corporation's Defined Contribution 401(k) Plan of $11,080 and life insurance policy premium of $2,447.

EMPLOYMENT AGREEMENTS

In February of 1996, Merchants entered into employment agreements with Messrs. Murry, Bomberg, Kaminski, John Krawczyk and James Mroczkowski. At the same time, M&M Services, Inc., a wholly-owned subsidiary of Merchants, entered into employment agreements with Messrs. Blonski and Stengel, and Achieve Mortgage, a wholly-owned subsidiary of Merchants, entered into an employment agreement with Mr. Donaj (the "Employment Agreements"). Messrs. Murry, Bomberg, Kaminski, Krawczyk and Mroczkowski serve as chairman of the board of directors, president and chief executive officer, president Milwaukee division, executive vice president and chief operating officer and vice president and chief financial officer, respectively, of Merchants. Messrs. Blonski and Stengel are president and chief executive officer and senior vice president and comptroller, respectively, of M&M Services. Mr. Donaj serves as president and chief executive officer, of Achieve Mortgage.

With the exception of the Employment Agreements with Messrs. Murry and Mroczkowski, all of the Employment Agreements replace previous employment agreements with the respective officers.

Except for the Employment Agreement with Mr. Murry, all of the Employment Agreements have terms of three years. Mr. Murry's Employment Agreement has a term of five years. Each Employment Agreement is automatically extended on its anniversary date for an additional year, unless either party has given advance notice that the Agreement will not be extended, in which case the Agreement expires at the end of its then-remaining term.

Duties to be performed under the Agreements are set forth in the respective By-Laws and are determined by the respective Board of Directors.

Compensation for services rendered under the Employment Agreements consists of the Base Salary, as defined in the Agreements, and participation in bonus and other benefit plans.

If the Agreements are terminated by the employer prior to their expiration for reasons other than the employee's death, retirement, disability, or other than for cause as defined in the Agreements, or if the employee terminates the Agreement for cause as defined in the Agreement or after a change in control, as defined in the Agreements, then the employee will receive severance payments equal to the sum of the Base Salary in effect at termination plus the cash bonus, if any, for the year prior to termination times the number of years of the remaining employment term. In addition, the employee will receive fringe benefits during such remaining term.

If termination occurs because of death, retirement or for cause, or if the employee terminates without cause, then the employer is obligated to pay the compensation and benefits only through the date of termination.

If termination occurs due to disability, as defined in the Employment Agreements, the employee will be entitled to payment of his Base Salary at 100% for one year and at 75% for the remaining portion of the employment term, adjusted by payments received by the employee pursuant to disability insurance and social security and workers compensation programs.

The Employment Agreements provide that during the employment period and for one year thereafter, the employee will not accept employment with any Significant Competitor, as that term is defined in the Employment Agreements, of the Corporation or its affiliates.

THE 1996 INCENTIVE STOCK OPTION PLAN

On April 25, 1996, the Board of Directors of Merchants adopted the Merchants and Manufacturers Bancorporation, Inc. 1996 Incentive Stock Option Plan (the "Plan") which was approved by the shareholders on May 28, 1996.

The Plan replaced the 1986 Incentive Stock Option Plan, which terminated in April 1996. The purpose of the Plan is to advance the interests of Merchants and its subsidiaries by encouraging and providing for the acquisition of an equity interest in Merchants by key employees and by enabling Merchants and its subsidiaries to attract and retain the services of employees upon whose skills and efforts the success of Merchants depends.

The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan a copy of which may be obtained from Merchants upon request to John Krawczyk, Secretary, 14100 West National Avenue, P.O. Box 511160, New Berlin, WI 53151.

The Plan is administered by the Stock Option Committee of the Board or by any other committee appointed by the Board consisting of not less than three (3) directors (the "Committee"). The Committee is comprised of directors who are disinterested persons within the meaning of Rule 16b-3 as promulgated by the Securities and Exchange Commission. Subject to the terms of the Plan and applicable law, the Committee has the authority to: establish rules for the administration of the Plan; select the individuals to whom options are granted; determine the numbers of shares of Common Stock to be covered by such options; and take any other action it deems necessary for the administration of the Plan.

Participants in the Plan consist of the individuals selected by the Committee. Those selected individuals may include any executive officer or employee of Merchants or its subsidiaries who, in the opinion of the Committee, contribute to Merchants' growth and development.

Subject to adjustment for dividends or other distributions, recapitalizations, stock splits or similar corporate transactions or events, the total number of shares of Common Stock with respect to which options may be granted pursuant to the Plan is 60,000. The shares of Common Stock to be delivered under the Plan may consist of authorized but unissued stock or treasury stock.

Options may be granted by the Committee to key employees as determined by the Committee. The Committee has complete discretion in determining the number of options granted to each such grantee. It is intended that all options granted under the Plan will qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code.

The exercise price for all options granted pursuant to the Plan is the fair market value of the Common Stock on the date of grant of the option; however, in case of options granted to a person then owning more than 10% of the outstanding Common Stock, the option price will be not less than 110% of the fair market value on such date. The exercise price must be paid in cash at the time of exercise of the options.

Options granted under the Plan must be exercised within ten (10) years from the date of grant, provided that options granted to a person then owning more than 10% of the outstanding stock of Merchants must be exercised before the fifth anniversary of the date of grant. Options not exercised within the stated time period will expire.

The Committee may impose such transfer restrictions on the shares of Common Stock acquired pursuant to the exercise of options under the Plan as may be required, among others, by applicable federal or state securities laws. Merchants has a "right of first refusal" pursuant to which any shares of Common Stock acquired by exercising an option must first be offered to Merchants before they may be sold to a third party. Merchants may then purchase the offered shares on the same terms and conditions (including price) as apply to the potential third-party purchaser.

The Board of Directors of Merchants may terminate, amend or modify the Plan at any time, provided that no such action of the Board, without prior approval of the shareholders may: increase the number of shares which may be issued under the Plan; materially increase the cost of the Plan or increase benefits to participants or change the class of individuals eligible to receive options.

The following is a summary of the principal federal income tax consequences generally applicable to awards under the Plan. The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and Merchants will not be entitled to a tax deduction when an Incentive Stock Option is exercised. The tax consequences to an optionee upon disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option which qualifies as such under the Internal Revenue Code. Generally, there will be no tax consequences to Merchants in connection with the disposition of shares acquired under an option.

The following table presents information about stock options granted in 1998 to the officers named in the Summary Compensation Table.

                           STOCK OPTION GRANTS IN 1998

===========================================================================================================
                             Options           % of Total Options          Exercise          Expiration
         Name                Granted         Granted in Fiscal Year          Price              Date
-----------------------------------------------------------------------------------------------------------
Michael Murry                 11,000                 22.10%                 $31.14            7/31/08
-----------------------------------------------------------------------------------------------------------
Robert Blonski                 2,475                  4.97%                 $30.91            4/30/08
-----------------------------------------------------------------------------------------------------------
Conrad Kaminski                3,300                  6.63%                 $30.91            4/30/08
-----------------------------------------------------------------------------------------------------------
James Bomberg                  4,950                  9.94%                 $30.91            4/30/08
-----------------------------------------------------------------------------------------------------------
John Krawczyk                  3,300                  6.63%                 $30.91            4/30/08
===========================================================================================================

The following table summarizes for each of the officers named in the Summary Compensation Table the number of shares of Merchants stock acquired upon exercise of options during the fiscal year ended December 31, 1998; the aggregate dollar value realized upon exercise of options; the total number of unexercised options held at the end of the fiscal year ended December 31, 1998; and the aggregate dollar value of in-the-money unexercised options held at the end of the fiscal year ended December 31, 1998. Value realized upon exercise is the difference between fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of unexercised in-the-money options at the fiscal year-end is the difference between exercise price and the fair market value of the underlying stock on December 31, 1998, which was $39.50 per share. These values, unlike any amount which may be set forth in the column headed "Value Realized" have not been, and may never be, realized. The underlying options have not been, and may never be, exercised; the actual gains, if any, on exercise will depend on the value of Merchants' stock on the date of exercise. As of December 31, 1998, all unexercised options were exercisable.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                        AND FISCAL YEAR-END OPTION VALUES

=============================================================================================================
                                                                    Number of          Value of Unexercised
                          Shares Acquired         Value        Unexercised Options     In-the-Money Options
                            on Exercise          Realized      on December 31, 1998    On December 31, 1998
         Name                   (#)                 $                  (#)                     ($)
-------------------------------------------------------------------------------------------------------------
Michael Murry                  2,250             $47,025             11,000                  $ 91,960
-------------------------------------------------------------------------------------------------------------
Robert Blonski                  ---                ---                2,475                  $ 21,260
-------------------------------------------------------------------------------------------------------------
Conrad Kaminski                 ---                ---                6,600                  $117,967
-------------------------------------------------------------------------------------------------------------
James Bomberg                   ---                ---                6,000                  $ 87,606
-------------------------------------------------------------------------------------------------------------
John Krawczyk                   ---                ---                8,250                  $158,872
=============================================================================================================

BENEFIT PLANS

Merchants maintains a 401k Profit Sharing Plan for the benefit of all employees who have attained the age of 20-1/2 years and have completed six months of service as of the 401k Profit Sharing Plan anniversary date, June 1st. A participating employee may elect to defer a portion of his or her compensation (between 1% and 12% of base compensation, subject to certain limitations, in 1% increments) and contribute this amount to the 401k Profit Sharing Plan. Deferrals of up to 6% of compensation which are contributed to a trust set up pursuant to the 401k Profit Sharing Plan may be deducted by Merchants for federal income tax purposes. Merchants may make either or both of the following types of contributions out of its net profits to the 401k Profit Sharing Plan
(I) matching contributions up to 1% of base compensation; (ii) discretionary contributions which are based on consolidated earnings of Merchants. Employees of Merchants are fully vested in all amounts contributed to their account under matching and discretionary contributions made by Merchants. Total contributions amounted to $193,187 in 1998, contributions for Messrs. Murry, Blonski, Kaminski, Bomberg and Krawczyk (the persons listed in the Compensation Table) were $6,800, $5,508, $5,906, $6,589 and $4,266 respectively. With respect to the investment of individual accounts, a participant may direct the Trustee in writing to invest the vested portion of his/her account in specific assets, including Merchants' securities.

Merchants has established a Salary Continuation Plan to provide retirement income for President James Bomberg, Chief Financial Officer James Mroczkowski and Lincoln State Bank President Cynthia Loew. The Salary Continuation Plan is a non-qualified executive benefit plan in which Merchants agrees to pay the executive additional benefits at retirement in return for continued satisfactory performance. The Merchants Continuation Agreement provides for annual retirement benefits of $60,700 for Mr. Bomberg, $35,800 for Mr. Mroczkowski and $30,700 for Ms. Loew, commencing at age 65 and continuing for a period of 15 years. The Salary Continuation Plan is unfunded (no specific assets are set aside by Merchants in connection with the Plan). If the covered executive leaves the bank's employ, either voluntarily or involuntarily, the agreement under the Salary Continuation Plan terminates and the executive receives no benefits unless obligations under the Plan are assumed by a subsidiary of Merchants, because of the executive's employment status with such subsidiary. The Salary Continuation Plan is informally linked with a single premium universal life insurance policy. The executive is the insured under the policy, but Merchants is the owner and beneficiary of the policy. The executive has no claim on the insurance policy, its cash value or the proceeds thereof.

Franklin State Bank has adopted a Deferred Compensation Plan. Directors of Franklin State Bank may elect to defer the directors' fees paid to them until retirement with no income tax payable by the director until retirement benefits are received. The deferral agreement provides for full vesting since the covered director is setting aside his current compensation. Payments begin in the first year following retirement.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

THE COMMITTEE

The Executive Personnel/Compensation Committee meets periodically to review the performance and compensation of certain senior officers of Merchants and its subsidiaries, including all executive officers of Merchants. The Executive Personnel/Compensation Committee is comprised of Messrs. James Sass, Gervase Rose, and Nicholas Logarakis. No member of the Committee is an employee or officer of the Corporation or its subsidiaries. The committee is aware of the limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, on the deductibility of compensation paid to certain senior executives to the extent it exceeds $1.0 million per executive. The Committee's recommended compensation amounts meet the requirements for deductibility. The Executive Personnel/Compensation Committee held one meeting during 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Corporations of which Messrs. Sass, Rose and Logarakis are executive officers had loans with subsidiary banks of Merchants. See "Election of Directors - Certain Transactions." There are no other interlocking relationships as defined by the Securities and Exchange Commission, and no Merchants officer is a member of the Committee.

GENERAL POLICY

The compensation objective of Merchants and its subsidiaries is to link compensation with corporate and individual performance in a manner which will attract and retain competent personnel with leadership qualities. The process gives recognition to the compensation practices of competing organizations.

In an effort to achieve the long-term goals of shareholders, the compensation program ties a significant portion of total compensation to the financial performance of the Corporation compared to peer group performance. The Executive Personnel/Compensation Committee makes recommendations on the compensation of the Corporation's officers to the Board of Directors. The Compensation Committee's recommendations reflect its assessment of the contributions to the long-term profitability and financial performance made by individual officers. In this connection, the Committee considers, among other things, the type of the officer's responsibilities, the officer's long-term performance and tenure, compensation relative to peer group and the officer's role in ensuring the future financial success of the

Corporation. Financial goals considered by the Committee include earnings per share, return on assets, return on equity, asset quality, growth and expense control.

In addition to measuring performance in light of these financial factors, the Committee considers the subjective judgment of the Chairman of the Board in evaluating performance and establishing salary, bonus, and long-term incentive compensation for individual officers, other than the Chairman. The Committee independently evaluates the performance of the Chairman, taking into consideration such subjective factors as leadership, innovation and entrepreneurship in addition to the described financial goals.

BASE SALARY

In determining officer salaries, the Committee considers surveys and data regarding compensation practices of similar sized financial institutions with comparable products in similar markets. The Committee also considers the Chairman's assessment of the performance, the nature of the position and the contribution and experience of individual officers (other than the Chairman of the Board). The Committee independently evaluates the Chairman's performance and compares his compensation to peer group data.

ANNUAL BONUSES

Officers of the Corporation and its subsidiaries are awarded annual bonuses in January based on the previous year's financial performance at the discretion of the Committee. The amount of the bonus is recommended to the Committee by the Chairman, based on his and the officer's immediate supervisor's evaluation of the achievement of corporate and individual goals and assessment of subjective factors such as leadership, innovation and commitment to corporate advancement. The Corporation annual incentive bonus is based on the overall consolidated financial performance of the Corporation.

CHAIRMAN OF THE BOARD COMPENSATION

The compensation of the Chairman was established at a level which the Committee believed would approximate compensation of the Chairmen with comparable responsibilities of similar organizations and would reflect prevailing market conditions. The Committee took into consideration a variety of factors, including the achievement of corporate financial goals and individual goals. The financial goals included increased earnings, return on assets, return on equity and asset quality. No formula assigning weights to particular goals was used, and achievement of other corporate performance goals was considered in general. The Committee believes that the total compensation awarded to the Chairman of the Board for 1998 is fair and appropriate under the circumstances.

In 1998 the Chairman of the Board reduced his participation in the Corporation's day to day activities. He remains as the Corporation's chief commercial lender, new business developer, and strategic planner. The Chairman's 1998 salary was decreased to reflect the reduced time spent and the delegation of certain duties to the Chief Executive Officer and other executive officers.

STOCK OPTIONS

The Committee administers the 1996 Incentive Stock Option Plan. Stock options are designed to furnish long-term incentives to the officers of the Corporation to build shareholder value and to provide a link between officer compensation and shareholder interest. The Committee made awards under the Stock

Option Plan to the officers of the Corporation and its subsidiaries in 1998. Awards were based upon performance, responsibilities and the officer's relative position and ability to contribute to future performance of the Corporation. In determining the size of the option grants, the Committee considered information and evaluations provided by the Chairman of the Board. The award of option grants to the Chairman is based on the overall performance of the Corporation and on the Committee's assessment of the Chairman's contribution to the performance and his leadership.

The Executive Personnel Compensation Committee: Nicholas Logarakis, Gervase Rose, James Sass

                 SHAREHOLDER RETURN AND PERFORMANCE PRESENTATION

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on Merchants' Common Stock with the cumulative total return of the Nasdaq Bank Index and the S&P 500 for the period of five fiscal years commencing on December 31, 1993, and ending December 31, 1998. The Nasdaq Bank Index is prepared for Nasdaq by the center for Research in Securities Prices at the University of Chicago. The graph assumes that the value of the investment in Merchants stock and for each index was $100 on December 31, 1993.

                                    [GRAPH]

               ----------------------------------------------------------
               12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
-------------------------------------------------------------------------
Merchants       100.00    106.32    115.52    134.28    215.24    303.76
-------------------------------------------------------------------------
Nasdaq Bank     100.00     99.64    148.38    195.91    328.02    324.90
-------------------------------------------------------------------------
S&P 500         100.00    101.23    139.28    171.23    228.34    293.60
-------------------------------------------------------------------------

Historical stock price performance shown on the graph is not necessarily indicative of the future price performance.

                                   PROPOSAL 2

                    PROPOSAL TO AMEND MERCHANTS' ARTICLES OF
               INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK.

DESCRIPTION OF AMENDMENT:

The Merchants' Board of Directors unanimously approved and recommended that Merchants' shareholders approve an amendment to Article IV of the Articles which will increase the number of authorized shares of Common Stock of Merchants from 3,000,000 shares to 6,000,000 shares. If the proposal is adopted by Merchants' shareholders, it is expected that the amendment will become effective on May 25, 1999, or as soon as practicable thereafter. No holder of the Common Stock of Merchants has any preemptive rights. The complete text of the amendment is attached to this Proxy Statement as Exhibit A.

Under the current Articles, Merchants is authorized to issue up to 3,000,000 shares of Common Stock, par value $1.00. As of April 19, 1999, 1,489,754 shares were outstanding. If the amendment is adopted, Merchants would be authorized to issue up to 6,000,000 shares of Common Stock, par value $1.00.

REASONS FOR AND EFFECT OF AMENDMENT:

The Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for stock dividends and splits, possible acquisitions and other general corporate purposes. As previously announced, Merchants has entered into a merger agreement pursuant to which additional shares of Common Stock would be issued, if the transaction is consummated. While Merchants cannot predict when and if stock dividends or stock splits or acquisitions will occur, having the additional authorized shares available for issuance in the future will provide greater flexibility and will avoid the delay and expense of a special shareholders meeting, unless such meeting is required by applicable law.

The increase in the number of authorized shares is not designed to deter or prevent a change in control; however, under certain circumstances, Merchants could use additional shares to avoid a takeover or change in control of Merchants which the Board of Directors deems not to be in the best interest of the Shareholders of Merchants. Merchants is not aware of any attempt to effect such a takeover or change in control. With the exception of the aforementioned merger, as of this date there are no plans or commitments with respect to the issuance of additional shares of Common Stock of Merchants.

The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon proportionate voting power of present shareholders of Merchants. However, to the extent that shares are subsequently issued to persons other than present shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a dilutive effect on present shareholders.

If a quorum exists, the proposed amendment to the Articles of Incorporation is approved if the votes cast favoring the amendment exceed the votes opposing the amendment. A majority of the votes entitled to be cast on the amendment constitutes a quorum. The Board of Directors recommends that the shareholders vote FOR the amendment. Proxies solicited by the Board of Directors will be so voted unless shareholders specify to the contrary in their proxies or abstain from voting on this matter. The complete text of the proposed amendment is attached to this proxy statement as Exhibit A.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Ernst & Young LLP as Merchants' independent auditors for the fiscal year ending December 31, 1999. Representatives of Ernst & Young will be present at the Annual Meeting to make any statement they may desire and to respond to questions from shareholders.

                                  OTHER MATTERS

Although management is not aware of any other matters that may come before the meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

SHAREHOLDERS MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AT NO COST BY WRITING TO THE OFFICE OF THE SECRETARY, MERCHANTS AND MANUFACTURERS BANCORPORATION, INC., 14100 WEST NATIONAL AVENUE, P.O.BOX 511160, NEW BERLIN, WISCONSIN, 53151.

                                   By Order of the Board of Directors,



                                   By:   /s/ Michael J. Murry
                                      -----------------------------------
                                   Michael J. Murry
                                   Chairman of the Board

May 5, 1999

                                    EXHIBIT A


      RESOLVED, that the Articles of Incorporation of Merchants and Manufacturers Bancorporation, Inc. be amended by striking out amended
      Article IV, relating to Capital, reading as follows:

             "The aggregate number of shares of stock which this Corporation shall have authority to issue shall be three million (3,000,000) shares of Common Stock of the par value of One Dollar ($1.00) per share."

      and inserting in lieu thereof the following:

             "The aggregate number of shares of stock which this Corporation shall have authority to issue shall be six million (6,000,000) shares of Common Stock of the par value of One Dollar ($1.00) per share."

                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
                           14100 WEST NATIONAL AVENUE
                              NEW BERLIN, WISCONSIN

                            PROXY FOR ANNUAL MEETING

This Proxy is solicited by the Board of Directors of Merchants and Manufacturers Bancorporation, Inc. ("Merchants") for the Annual Meeting of shareholders on May 25, 1999.

The undersigned hereby constitutes and appoints Keith Winters and Casimir Janiszewski, and each of them, with full power to act alone and with power of substitution, to be the true and lawful attorney and proxy of the undersigned to vote at the Annual Meeting of Shareholders of Merchants, to be held at Alverno College, 3401 South 39th Street, Milwaukee, Wisconsin 53215 on May 25, 1999 at 4:00 p.m. (or at any adjournment(s) thereof), the shares of stock which the undersigned would be entitled to vote on the election of Directors and the proposal to amend the Articles of Incorporation and in their discretion on such other business as may properly come before the meeting or adjournment(s). The undersigned hereby revokes any proxy heretofore given and ratifies all that said attorneys and proxies or their substitutes may do by virtue hereof.

1.    ELECTION OF DIRECTORS

      To elect the six persons listed below as Class I Directors as discussed in the Proxy Statement dated May 5, 1999 attached hereto.

                  Thomas Gapinski                    Gervase Rose
                  J. Michael Bartels                 Robert Donaj
                  John Krawczyk                      James Sass

         [  ]     Elect as Directors the six nominees listed above.

         [  ]     Withhold authority to vote for the six nominees listed above.

         [  ]     Withhold authority to vote for individual nominees (to
                  withhold authority to vote for any individual nominee, check this box and draw a line through that nominee's name above).

2.    ADOPTION OF RESOLUTION AMENDING THE CORPORATION'S ARTICLES OF
      INCORPORATION

      Adoption of the resolution amending the Corporation's Articles of Incorporation to increase the number of authorized shares of $1.00 par value common stock from 3,000,000 to 6,000,000 shares.

          FOR      [  ]             AGAINST  [  ]              ABSTAIN  [  ]

The Board of Directors recommends a vote FOR the election of the six persons listed above, and FOR adoption of Proposal 2, as described in the Proxy Statement.

If any additional matters are properly presented, the persons named in the proxy will have the discretion to vote in accordance with their own judgment in such matters. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by written notice to the Secretary of the Corporation, or by submitting a later-dated proxy, or by attending the annual meeting. This Proxy will be voted in accordance with instructions given by the stockholder, but if no instructions are given, this Proxy will be voted to elect the persons listed above and FOR adoption of the listed proposal.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting dated May 5, 1999, and the Proxy Statement enclosed herewith.

Dated                                , 1999
     --------------------------------

                                             Number of Shares:
                                                              -----------------

---------------------------------            ----------------------------------
Signature of Stockholder                     Stockholder's Name (Please print)


---------------------------------            ----------------------------------
Signature of Stockholder                     Stockholder's Name (Please print)


                  (Please sign your name exactly as it appears on the stock certificate. In signing as Executor, Administrator, Personal Representative, Guardian, Trustee, or Attorney, please add your title as such. All joint owners should sign.)